MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME       TWO WORLD TRADE CENTER,
SECURITIES                                           NEW YORK, NEW YORK
LETTER TO THE SHAREHOLDERS AUGUST 31, 2000           10048

DEAR SHAREHOLDER:

Over the 12-month period ended August 31, 2000, the U.S. economy overcame Y2K concerns, rising interest rates, soaring oil prices and tight labor markets to produce four quarters of better than 5 percent GDP growth. This accomplishment was due in large part to the ongoing technological revolution that enabled productivity to soar and wages and salaries to outpace inflation. The stock markets were volatile through much of this period, with business and consumer spending escalating, evidenced by the record levels reached by home and vehicle sales.

As the economy gathered momentum, worries that its strength could worsen inflation prompted the Federal Reserve to raise the federal funds rate to 6.5 percent by late spring. During the period of rising short-term rates, yields on intermediate U.S. Treasuries surged nearly 1 percentage point. However, in the following months, indications of a slower economy encouraged investors to push longer-term interest rates lower. Two-year and five-year Treasury yields rose to
6.90 percent and 6.81 percent, respectively, in mid May before falling 0.75 and
0.85 percentage points, respectively, from these levels by the end of August. The yields of longer-maturity Treasuries peaked in January because of a reduction in the issuance of such Treasury debt in response to the burgeoning budget surplus.

Corporate markets did not fare as well, with yields remaining high as a result of investors' increased sensitivity to potential credit erosion from reduced earnings projections and a slowing economy. Retail was hit particularly hard by a series of disappointing monthly sales figures, and the financial services sector was periodically battered by liquidity concerns at certain institutions. An increase in corporate issuance during the summer added additional pressure to corporate yields, especially among telecommunications issues.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS AUGUST 31, 2000, CONTINUED

PERFORMANCE

For the 12-month period ended August 31, 2000, Morgan Stanley Dean Witter Intermediate Income Securities' Class B shares returned 1.80 percent compared to
6.27 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index (formerly the Lehman Brothers Intermediate Government/Corporate Bond Index). For the same period, the Fund's Class A, C and D shares returned 2.49 percent, 1.80 percent and 2.67 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the Lehman index.

The Fund's total return was affected negatively by the market value declines of three issues held in the portfolio. These issues, Oakwood Homes, Conseco and Stewart Brothers, were downgraded from investment grade over the past 12 months because of earnings disappointments. The resulting illiquidity and sharp market reactions to the downgrades made it preferable to hold these securities, awaiting an improvement in their status, rather than realize sizeable losses that would likely not be recouped. We believe that the secondary markets are not reflective of the bonds' true values and will therefore continue to hold them, barring future unforeseen negative credit events.

The Fund did see considerable outperformance in a number of its corporate holdings, however, including Republic of Korea, British Sky Broadcasting, Oracle and Teleglobe. These positions were sold and their proceeds redeployed into other securities perceived as offering better value. The Fund's other corporate holdings performed more in line with the overall corporate market. The Fund's lack of participation in the mortgage-backed market further exacerbated its relative performance, because this sector outperformed Treasuries, agencies and corporates during the period.

PORTFOLIO STRATEGY

In line with other fixed-income funds, the Fund's assets declined during the period as the rising stock market continued to encourage outflows from bond funds into equities. To compensate for the Fund's smaller asset size, we reduced some of its larger positions, including Noranda Forest, Shawmut Bank and United Utilities. The portfolio's smaller size increased the importance of liquidity, prompting the Fund to increase its allocation to U.S. government securities and sell some of its less frequently traded corporate names when reasonable prices could be obtained.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS AUGUST 31, 2000, CONTINUED

We increased the percentage of the Fund's assets allocated to the telecommunications and utilities sectors while reducing its holdings in finance, industrials and Yankee bonds. While the percentage of assets rated below investment grade increased, the portion of the invested portfolio rated A or better increased, to 63.9 percent on August 31, 2000, from 55.0 percent a year earlier. At the end of the period, the average quality rating for the investments held by the Fund was A3. We anticipate that the Fund will continue to emphasize quality and liquidity for the foreseeable future.

Against the backdrop of rising interest rates, with relative yield values favoring shorter maturities as interest rates fell, we shortened the average maturity and duration of the Fund to 5.22 years and 4.02 years, respectively, on August 31, 2000, from the year-earlier 5.45 years and 4.15 years.

LOOKING AHEAD

Signs of slowing growth and moderating inflation have been evident in the most recent economic releases. Housing and auto sales remain at healthy levels, though they have subsided somewhat since the first quarter of 2000. Inflation remains contained, despite a tight but possibly loosening labor force, thanks to productivity improvements. Such an environment could pave the way for an economic soft landing and stable interest rates for the foreseeable future. The major determinants of interest rates for 2001 are likely to be the effect of surging energy prices on consumer and business spending and the generosity of fiscal policy by a new administration. Over the coming months we plan to be vigilant in monitoring the effects of these factors.

We appreciate your ongoing support of Morgan Stanley Dean Witter Intermediate Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                    PRESIDENT

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FUND PERFORMANCE AUGUST 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000-CLASS B SHARES
($ in Thousands)

                FUND     LEHMAN(4)
August 1990     $10,000    $10,000
August 1991     $11,078    $11,279
August 1992     $12,472    $12,760
August 1993     $13,524    $13,938
August 1994     $13,321    $13,892
August 1995     $14,461    $15,208
August 1996     $14,834    $15,883
August 1997     $16,010    $17,223
August 1998     $17,055    $18,770
August 1999     $17,212    $19,183
August 2000  $17,522(3)    $20,387

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND
    CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                    AVERAGE ANNUAL TOTAL RETURNS
   ----------------------------------------------------------------------------------------------
                 CLASS A SHARES*                                  CLASS B SHARES**
   -------------------------------------------      ---------------------------------------------
   PERIOD ENDED 8/31/00                             PERIOD ENDED 8/31/00
   --------------------                             --------------------
   1 Year                     2.49%(1)   (1.87)%(2) 1 Year                     1.80%(1)  (3.02)%(2)
   Since Inception (7/28/97)  3.43%(1)   1.98%(2)   5 Years                    3.91%(1)  3.59%(2)
                                                    10 Years                   5.77%(1)  5.77%(2)

                 CLASS C SHARES+                                   CLASS D SHARES#
   -------------------------------------------      ---------------------------------------------
   PERIOD ENDED 8/31/00                             PERIOD ENDED 8/31/00
   --------------------                             --------------------
   1 Year                     1.80%(1)   0.84%(2)   1 Year                     2.67%(1)
   Since Inception (7/28/97)  2.81%(1)   2.81%(2)   Since Inception (7/28/97)  3.66%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on August 31, 2000.
(4) The Lehman Brothers Intermediate U.S. Government/Credit Index (formerly Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum front-end sales charge for Class A is 4.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
 #   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 2000

PRINCIPAL
AMOUNT IN                                                                                    COUPON  MATURITY
THOUSANDS                                                                                     RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (84.6%)
           AEROSPACE & DEFENSE (2.1%)
 $2,000    Textron, Inc....................................................................   6.75%  09/15/02  $ 1,989,260
                                                                                                               -----------
           AUTO PARTS: O.E.M. (1.1%)
  1,000    Visteon Corp....................................................................   8.25   08/01/10    1,009,210
                                                                                                               -----------
           CHEMICALS: SPECIALTY (2.0%)
  2,100    Millennium America, Inc.........................................................   7.00   11/15/06    1,902,012
                                                                                                               -----------
           DEPARTMENT STORES (1.8%)
  2,000    Federated Department Stores, Inc................................................   6.30   04/01/09    1,755,620
                                                                                                               -----------
           ELECTRIC UTILITIES (13.9%)
  2,000    Dominion Resources, Inc. (Series A).............................................   8.125  06/15/10    2,037,980
  2,500    Israel Electric Co., Ltd. (Israel)  - 144A*.....................................   7.75   03/01/09    2,455,775
  1,066    Niagara Mohawk Power Corp.......................................................   7.25   10/01/02    1,061,535
  2,000    South Carolina Electric & Gas Co................................................   7.50   06/15/05    2,023,520
  3,000    System Energy Resources, Inc....................................................   7.71   08/01/01    3,005,430
  3,000    United Utilities Corp. (United Kingdom).........................................   6.45   04/01/08    2,703,120
                                                                                                               -----------
                                                                                                                13,287,360
                                                                                                               -----------
           ELECTRICAL PRODUCTS (1.1%)
  1,000    Emerson Electric Co.............................................................   7.875  06/01/05    1,037,810
                                                                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (2.2%)
  2,185    Applied Materials, Inc..........................................................   6.75   10/15/07    2,099,064
                                                                                                               -----------
           FINANCE/RENTAL/LEASING (8.5%)
  3,000    Capital One Bank................................................................   6.375  02/15/03    2,893,440
  3,350    Hertz Corp......................................................................   6.00   01/15/03    3,245,614
  2,000    Household Finance Corp..........................................................   8.00   05/09/05    2,037,680
                                                                                                               -----------
                                                                                                                 8,176,734
                                                                                                               -----------
           FINANCIAL CONGLOMERATES (3.3%)
  2,000    Associates Corporation of North
             America.......................................................................   6.10   01/15/05    1,895,860
  2,000    Conseco, Inc....................................................................   8.75   02/09/04    1,240,000
                                                                                                               -----------
                                                                                                                 3,135,860
                                                                                                               -----------
           FOREST PRODUCTS (3.0%)
  3,049    Noranda Forest, Inc. (Canada)...................................................   6.875  11/15/05    2,901,215
                                                                                                               -----------
           GAS DISTRIBUTORS (2.1%)
  2,000    Sempra Energy Corp..............................................................   7.95   03/01/10    2,034,360
                                                                                                               -----------
           HOME BUILDING (0.7%)
  2,000    Oakwood Homes Corp..............................................................   8.125  03/01/09      640,000
                                                                                                               -----------
           INDUSTRIAL MACHINERY (3.0%)
  3,000    Atlas Copco (Sweden) - 144A*....................................................   6.50   04/01/08    2,851,860
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON  MATURITY
THOUSANDS                                                                                    RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
           INFORMATION TECHNOLOGY SERVICES (2.1%)
 $2,000    Electronic Data Systems Corp....................................................   6.85%  10/15/04  $ 1,981,520
                                                                                                               -----------
           INVESTMENT BANKS/BROKERS (2.5%)
  2,500    Lehman Brothers Holdings, Inc...................................................   6.125  07/15/03    2,415,250
                                                                                                               -----------
           MAJOR BANKS (12.3%)
  2,000    Bank One Texas N.A..............................................................   6.25   02/15/08    1,829,320
  2,000    Bankamerica Corp................................................................   6.375  02/15/08    1,864,580
  2,000    Chase Manhattan Corp. (The).....................................................   6.375  04/01/08    1,871,540
  3,000    First Union National Bank.......................................................   7.80   08/18/10    2,989,320
  3,145    Shawmut Bank....................................................................   8.625  02/15/05    3,264,038
                                                                                                               -----------
                                                                                                                11,818,798
                                                                                                               -----------
           MAJOR TELECOMMUNICATIONS (4.1%)
  1,000    Cable & Wireless Optus Ltd. - 144A* (Australia).................................   8.00   06/22/10    1,003,760
  2,000    GTE Corp........................................................................   7.51   04/01/09    1,989,740
  1,000    Sprint Capital Corp.............................................................   6.375  05/01/09      908,990
                                                                                                               -----------
                                                                                                                 3,902,490
                                                                                                               -----------
           OIL & GAS PIPELINES (2.1%)
  2,000    Columbia Energy Group (Series A)................................................   6.39   11/28/00    1,994,060
                                                                                                               -----------
           OIL REFINING/MARKETING (2.1%)
  2,000    Repsol International Finance (Netherlands)......................................   7.45   07/15/05    2,009,380
                                                                                                               -----------
           OILFIELD SERVICES/EQUIPMENT (1.9%)
  2,000    Petro Geo-Services ASA (Norway).................................................   6.625  03/30/08    1,837,380
                                                                                                               -----------
           OTHER CONSUMER SERVICES (1.9%)
  3,000    Stewart Enterprises, Inc........................................................   6.70   12/01/03    1,860,000
                                                                                                               -----------
           PULP & PAPER (2.1%)
  2,000    International Paper Co. - 144A*.................................................   8.00   07/08/03    2,029,580
                                                                                                               -----------
           SPECIALTY TELECOMMUNICATIONS (4.7%)
  2,000    Frontier Corp...................................................................   7.25   05/15/04    1,883,380
  3,000    Qwest Corp......................................................................   5.625  11/15/08    2,637,990
                                                                                                               -----------
                                                                                                                 4,521,370
                                                                                                               -----------
           TEXTILES (1.9%)
  3,000    Burlington Industries, Inc......................................................   7.25   09/15/05    1,800,000
                                                                                                               -----------
           WIRELESS COMMUNICATIONS (2.1%)
  2,000    Vodafone Group PLC (United Kingdom) - 144A*.....................................   7.75   02/15/10    2,008,960
                                                                                                               -----------

           TOTAL CORPORATE BONDS
           (COST $86,841,490)................................................................................   80,999,153
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON  MATURITY
THOUSANDS                                                                                    RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.2%)
 $4,000    Federal Home Loan Banks.........................................................   6.75%  02/01/02  $ 4,001,960
  2,000    Federal Home Loan Banks.........................................................   7.125  02/15/05    2,025,660
     21    Federal Home Loan Mortgage Corp.................................................   8.50   12/01/01       20,579
     14    Federal Home Loan Mortgage Corp.................................................   8.50   01/01/02       14,395
     47    Federal Home Loan Mortgage Corp.................................................   8.50   07/01/02       47,316
     32    Federal Home Loan Mortgage Corp.................................................   9.00   08/01/02       31,991
      7    Federal National Mortgage Assoc.................................................   8.50   12/01/01        7,040
  1,440    Private Export Funding Corp.....................................................   6.86   04/30/04    1,445,774
  2,000    U.S. Treasury Note..............................................................   6.50   05/31/01    2,001,080
  1,000    U.S. Treasury Note..............................................................   6.25   06/30/02    1,000,330
  2,000    U.S. Treasury Note..............................................................   5.75   08/15/03    1,980,780
  2,000    U.S. Treasury Note..............................................................   6.00   08/15/09    2,011,160
                                                                                                               -----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $14,502,625)................................................................................   14,588,065
                                                                                                               -----------


           SHORT-TERM INVESTMENT (2.7%)
           REPURCHASE AGREEMENT
  2,581    The Bank of New York (dated
             08/31/00; proceeds $2,581,950) (a)
             (COST $2,581,488)...................................................   6.438  09/01/00    2,581,488
                                                                                                     -----------

TOTAL INVESTMENTS
(COST $103,925,603) (B)....................................................................  102.5%    98,168,706

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (2.5)    (2,436,419)
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 95,732,287
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(a) Collateralized by $956,578 U.S. Treasury Bill 5.85% due 08/30/01 valued at $900,149 and $6,075,723 U.S. Treasury Strip 0.00% due 02/15/22 valued at
     $1,733,465.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $458,565 and the aggregate gross unrealized depreciation is $6,215,462, resulting in net unrealized depreciation of $5,756,897.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

ASSETS:
Investments in securities, at value (cost $103,925,603).......................................  $ 98,168,706
Receivable for:
    Interest..................................................................................     1,691,897
    Shares of beneficial interest sold........................................................       205,879
    Principal paydowns........................................................................         7,024
Prepaid expenses and other assets.............................................................        46,255
                                                                                                ------------
     TOTAL ASSETS.............................................................................   100,119,761
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................     4,102,245
    Dividends to shareholders.................................................................        70,858
    Plan of distribution fee..................................................................        64,658
    Investment management fee.................................................................        50,480
Accrued expenses and other payables...........................................................        99,233
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     4,387,474
                                                                                                ------------
     NET ASSETS...............................................................................  $ 95,732,287
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $114,652,604
Net unrealized depreciation...................................................................    (5,756,897)
Accumulated undistributed net investment income...............................................            56
Accumulated net realized loss.................................................................   (13,163,476)
                                                                                                ------------
     NET ASSETS...............................................................................  $ 95,732,287
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................    $4,195,639
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       467,872
     NET ASSET VALUE PER SHARE................................................................         $8.97
                                                                                                ============

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)........................................         $9.37
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................   $82,964,423
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     9,243,000
     NET ASSET VALUE PER SHARE................................................................         $8.98
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................    $1,737,891
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       193,329
     NET ASSET VALUE PER SHARE................................................................         $8.99
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................    $6,834,334
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       761,385
     NET ASSET VALUE PER SHARE................................................................         $8.98
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $8,299,121
                                                                                                  ----------

EXPENSES
Plan of distribution fee (Class A shares).......................................................       7,327
Plan of distribution fee (Class B shares).......................................................     867,659
Plan of distribution fee (Class C shares).......................................................      16,010
Investment management fee.......................................................................     697,022
Transfer agent fees and expenses................................................................     142,505
Professional fees...............................................................................      78,786
Shareholder reports and notices.................................................................      63,670
Registration fees...............................................................................      55,771
Trustees' fees and expenses.....................................................................      17,176
Custodian fees..................................................................................       5,116
Other...........................................................................................      10,026
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................   1,961,068
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   6,338,053
                                                                                                  ----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...............................................................................  (3,368,625)
Net change in unrealized depreciation...........................................................  (1,059,229)
                                                                                                  ----------

     NET LOSS...................................................................................  (4,427,854)
                                                                                                  ----------

NET INCREASE....................................................................................  $1,910,199
                                                                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEAR     FOR THE YEAR
                                                                                 ENDED            ENDED
                                                                            AUGUST 31, 2000  AUGUST 31, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.....................................................   $  6,338,053     $  7,604,016
Net realized loss.........................................................     (3,368,625)        (274,339)
Net change in unrealized depreciation.....................................     (1,059,229)      (5,665,329)
                                                                             ------------     ------------

     NET INCREASE.........................................................      1,910,199        1,664,348
                                                                             ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares............................................................       (243,814)        (218,762)
Class B shares............................................................     (5,487,625)      (6,857,509)
Class C shares............................................................       (101,308)         (67,287)
Class D shares............................................................       (506,299)        (474,780)
                                                                             ------------     ------------

     TOTAL DIVIDENDS......................................................     (6,339,046)      (7,618,338)
                                                                             ------------     ------------
Net decrease from transactions in shares of beneficial interest...........    (33,490,429)     (21,549,707)
                                                                             ------------     ------------

     NET DECREASE.........................................................    (37,919,276)     (27,503,697)

NET ASSETS:
Beginning of period.......................................................    133,651,563      161,155,260
                                                                             ------------     ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $56 AND $993,
    RESPECTIVELY).........................................................   $ 95,732,287     $133,651,563
                                                                             ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988, and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2000, CONTINUED

by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2000, CONTINUED

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% of the portion of daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% of the portion of the daily net asset exceeding $1 billion.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of : (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge had been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,133,177 at August 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2000, CONTINUED

that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.18% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $127,052 and $752 respectively and received $4,869 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended August 31, 2000, aggregated $125,631,836 and $152,868,758, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $58,527,267 and $56,564,541, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,845. At August 31, 2000, the Fund had an accrued pension liability of $53,789 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2000, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                 FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                         AUGUST 31, 2000             AUGUST 31, 1999
                                                                   ---------------------------  --------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  -------------
CLASS A SHARES
Sold.............................................................    4,353,253  $  38,861,896       364,951  $   3,556,044
Reinvestment of dividends........................................       22,336        202,239        20,532        197,937
Redeemed.........................................................   (4,290,288)   (38,294,480)     (358,928)    (3,471,507)
                                                                   -----------  -------------   -----------  -------------
Net increase - Class A...........................................       85,301        769,655        26,555        282,474
                                                                   -----------  -------------   -----------  -------------

CLASS B SHARES
Sold.............................................................   20,543,046    186,216,467    20,031,737    194,361,889
Reinvestment of dividends........................................      347,587      3,155,855       396,884      3,831,712
Redeemed.........................................................  (24,630,768)  (223,376,585)  (23,059,093)  (223,519,294)
                                                                   -----------  -------------   -----------  -------------
Net decrease - Class B...........................................   (3,740,135)   (34,004,263)   (2,630,472)   (25,325,693)
                                                                   -----------  -------------   -----------  -------------

CLASS C SHARES
Sold.............................................................      700,596      6,319,873       175,120      1,695,278
Reinvestment of dividends........................................        9,819         89,205         6,052         58,156
Redeemed.........................................................     (705,747)    (6,365,319)      (39,598)      (379,949)
                                                                   -----------  -------------   -----------  -------------
Net increase - Class C...........................................        4,668         43,759       141,574      1,373,485
                                                                   -----------  -------------   -----------  -------------

CLASS D SHARES
Sold.............................................................    5,861,354     53,879,856       243,390      2,355,047
Reinvestment of dividends........................................       49,423        448,511        48,914        471,734
Acquisition of Dean Witter Retirement Series - Intermediate
 Income Securities Series........................................      --            --             250,724      2,441,399
Redeemed.........................................................   (5,954,411)   (54,627,947)     (328,222)    (3,148,153)
                                                                   -----------  -------------   -----------  -------------
Net increase (decrease) - Class D................................      (43,634)      (299,580)      214,806      2,120,027
                                                                   -----------  -------------   -----------  -------------
Net decrease in Fund.............................................   (3,693,800) $ (33,490,429)   (2,247,537) $ (21,549,707)
                                                                   ===========  =============   ===========  =============

6. FEDERAL INCOME TAX STATUS

At August 31, 2000, the Fund had a net capital loss carryover of approximately $10,113,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

                       AMOUNT IN THOUSANDS
-----------------------------------------------------------------
        2003              2004       2005       2006       2008
---------------------   --------   --------   --------   --------
       $6,103             $313      $2,351      $200      $1,146
       ======             ====      ======      ====      ======

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2000, CONTINUED

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,050,000 during fiscal 2000.

As of August 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. FUND ACQUISITION

As of the close of business on September 11, 1998, the Fund acquired all the net assets of Dean Witter Retirement Series -- Intermediate Income Securities
Series (" Retirement Intermediate") pursuant to a plan of reorganization approved by the shareholders of Retirement Intermediate on August 19, 1998. The acquisition was accomplished by a tax-free exchange of 250,724 Class D shares of the Fund at a net asset value of $9.74 per share for 247,422 shares of Retirement Intermediate. The net assets of the Fund and Retirement Intermediate immediately before the acquisition were $159,153,039, and $2,441,399, respectively, including unrealized appreciation of $62,584 for Retirement Intermediate. Immediately after the acquisition, the combined net assets of the Fund amounted to $161,594,438.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                     FOR THE PERIOD
                                                                 FOR THE YEAR ENDED AUGUST 31,       JULY 28, 1997*
                                                              -----------------------------------        THROUGH
                                                                2000         1999         1998       AUGUST 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................   $ 9.30       $ 9.71       $ 9.59          $ 9.68
                                                               ------       ------       ------          ------

Income (loss) from investment operations:
   Net investment income....................................     0.55         0.55         0.56            0.06
   Net realized and unrealized gain (loss)..................    (0.33)       (0.41)        0.13           (0.10)
                                                               ------       ------       ------          ------

Total income (loss) from investment operations..............     0.22         0.14         0.69           (0.04)
                                                               ------       ------       ------          ------

Less dividends from net investment income...................    (0.55)       (0.55)       (0.57)          (0.05)
                                                               ------       ------       ------          ------

Net asset value, end of period..............................   $ 8.97       $ 9.30       $ 9.71          $ 9.59
                                                               ======       ======       ======          ======

TOTAL RETURN+...............................................     2.49%        1.39%        7.30%          (0.46)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     1.10%(3)     1.08%(3)     1.10%(3)        2.18%(2)

Net investment income.......................................     6.02%(3)     5.67%(3)     5.80%(3)        6.10%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $4,196       $3,557       $3,457          $1,855

Portfolio turnover rate.....................................      114%          99%          98%             98%

---------------------

 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                FOR THE YEAR ENDED AUGUST 31
                                                           ----------------------------------------------------------------------
                                                              2000          1999           1998           1997*          1996
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period.....................   $  9.31       $   9.70       $   9.59       $   9.39       $   9.69
                                                            -------       --------       --------       --------       --------

Income (loss) from investment operations:
   Net investment income.................................      0.49           0.49           0.51           0.53           0.55
   Net realized and unrealized gain (loss)...............     (0.33)         (0.39)          0.11           0.20          (0.30)
                                                            -------       --------       --------       --------       --------

Total income from investment operations..................      0.16           0.10           0.62           0.73           0.25
                                                            -------       --------       --------       --------       --------

Less dividends from net investment income................     (0.49)         (0.49)         (0.51)         (0.53)         (0.55)
                                                            -------       --------       --------       --------       --------

Net asset value, end of period...........................   $  8.98       $   9.31       $   9.70       $   9.59       $   9.39
                                                            =======       ========       ========       ========       ========

TOTAL RETURN+............................................      1.80%          0.92%          6.53%          7.93%          2.58%

RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      1.77%(1)       1.75%(1)       1.71%(1)       1.65%          1.62%

Net investment income....................................      5.35%(1)       5.00%(1)       5.19%(1)       5.52%          5.69%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................   $82,964       $120,843       $151,515       $162,959       $208,911

Portfolio turnover rate..................................       114%            99%            98%            98%           115%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares held by certain employee benefit plans established by Dean Witter Reynolds Inc., have been designated as Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                     FOR THE PERIOD
                                                                 FOR THE YEAR ENDED AUGUST 31        JULY 28, 1997*
                                                              -----------------------------------        THROUGH
                                                                2000         1999         1998       AUGUST 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................   $ 9.32       $ 9.71       $ 9.61          $ 9.68
                                                               ------       ------       ------          ------

Income (loss) from investment operations:
   Net investment income....................................     0.49         0.49         0.49            0.04
   Net realized and unrealized gain (loss)..................    (0.33)       (0.39)        0.11           (0.07)
                                                               ------       ------       ------          ------

Total income (loss) from investment operations..............     0.16         0.10         0.60           (0.03)
                                                               ------       ------       ------          ------

Less dividends from net investment income...................    (0.49)       (0.49)       (0.50)          (0.04)
                                                               ------       ------       ------          ------

Net asset value, end of period..............................   $ 8.99       $ 9.32       $ 9.71          $ 9.61
                                                               ======       ======       ======          ======

TOTAL RETURN+...............................................     1.80%        0.91%        6.39%          (0.31)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     1.77%(3)     1.75%(3)     1.71%(3)        2.02%(2)

Net investment income.......................................     5.35%(3)     5.00%(3)     5.19%(3)        4.22%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $1,738       $1,759         $457             $38

Portfolio turnover rate.....................................      114%          99%          98%             98%

---------------------

 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                     FOR THE PERIOD
                                                                 FOR THE YEAR ENDED AUGUST 31        JULY 28, 1997*
                                                              -----------------------------------        THROUGH
                                                                2000         1999         1998       AUGUST 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS D SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................   $ 9.31       $ 9.70       $ 9.59          $ 9.68
                                                               ------       ------       ------          ------

Income (loss) from investment operations:
   Net investment income....................................     0.57         0.57         0.59            0.05
   Net realized and unrealized gain (loss)..................    (0.33)       (0.39)        0.11           (0.09)
                                                               ------       ------       ------          ------

Total income (loss) from investment operations..............     0.24         0.18         0.70           (0.04)
                                                               ------       ------       ------          ------

Less dividends from net investment income...................    (0.57)       (0.57)       (0.59)          (0.05)
                                                               ------       ------       ------          ------

Net asset value, end of period..............................   $ 8.98       $ 9.31       $ 9.70          $ 9.59
                                                               ======       ======       ======          ======

TOTAL RETURN+...............................................     2.67%        1.79%        7.43%          (0.44)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     0.92%(3)     0.90%(3)     0.86%(3)        1.11%(2)

Net investment income.......................................     6.20%(3)     5.85%(3)     6.04%(3)        5.91%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $6,834       $7,493       $5,726          $4,880

Portfolio turnover rate.....................................      114%          99%          98%             98%

---------------------

 *   The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Intermediate Income Securities (the "Fund") including the portfolio of investments, as of August 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999 and the financial highlights for each of the respective stated periods ended August 31, 1999 were audited by other independent accountants whose report, dated October 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Intermediate Income Securities as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
OCTOBER 9, 2000

                      2000 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended August 31, 2000, 8.53% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
INTERMEDIATE
INCOME SECURITIES

ANNUAL REPORT
AUGUST 31, 2000